Calim Private Equity, LLC
                          P.O. Box 2720
                      Aspen, Colorado 81612




                        December 2, 2002



Chapeau, Inc.
10 Greg Street
Sparks, Nevada 89431

     Re:  Loan from Calim Private Equity, LLC to Chapeau, Inc.

Gentlemen:

      By letter loan agreement dated August 14, 2002 (the "Agreement"), Calim Private Equity, LLC ("Calim") agreed to make a loan (the "Loan") to Chapeau, Inc. (the "Company"), in an amount up to $500,000 (the "Initial Credit Amount"). The Initial Credit Amount has been advanced in full, and the Company has requested that Calim advance an additional $300,000 to the Company for further development of the Company's technology. Calim or its assigns (the "Lender") is willing to advance an additional amount in respect of the Loan in an amount up to $300,000 (the "Second Credit Amount"), subject to and on the following terms and conditions.

      1. Capitalized Terms. Unless otherwise defined or the context otherwise requires, capitalized terms used in this letter
(this "Amendment") shall have the meanings assigned them in the Agreement.

      2. Loan of Second Credit Amount. The Loan of the Second Credit Amount shall, except as otherwise expressly provided herein, be governed by the terms and provisions of the Agreement. In addition, the Loan of the Second Credit Amount shall be represented by an allonge (the "Allonge") to the Note in the form attached as Exhibit 2 to this Agreement.

      3. Drawings. Drawings by the Company under the Allonge shall be made by the Company in accordance with the provisions of
Section 2 of the Agreement.

      4. Security. The Loan of the Second Credit Amount shall be secured by and entitled to the security of the Security
Agreement.

     5. Conversion. The Loan of the Second Credit Amount shall entitled the Lender to convert into up to $300,000 principal amount of convertible bonds of the Company on terms identical to those provided in Section 5 of the Agreement.



Chapeau, Inc.
December 2, 2002
Page 2


     6. Stock Options. In consideration for making the Loan of the Second Credit Amount, upon the execution of this Amendment, the Company shall issue to or at the direction of the Lender stock options to purchase up to an additional 300,000 shares of the common stock of the Company (the "Second Options"), substantially in the form of the form of Option Agreement attached to the Agreement.

     7. Representations and Warranties. The Company represents and warrants to the Lender as follows:

     (a) The representations and warranties of the Company contained in the Agreement are true and correct on the date of this Amendment as if made on the date hereof and with respect to the transactions contemplated hereby, except to the extent described in Exhibit 7(a) to this Amendment.

     (b) Except as described in the Company's Quarterly Report on Form 10-QSB as filed with the United States Securities and Exchange Commission on November 19, 2002, no Event of Default or event which, with the passage of time or the provision of notice or both, would constitute an Event of Default, has occurred and is continuing.

     (c) The Company has the corporate power, authority and legal right to make, deliver and perform each of the Agreement, this Amendment, the Allonge, the Second Options and each other document and instrument executed and delivered in connection herewith and therewith (collectively, the "Second Transaction Documents") and to borrow hereunder and has taken all necessary corporate action to authorize the Loan and other transactions contemplated hereby on the terms and conditions of this Amendment and to authorize the execution, delivery and performance of this Amendment and each of the other Second Transaction Documents. No consent of any other person (including security holders and creditors of the Company), and no authorization of, notice to, or other act by or in respect of any governmental authority, is required in connection with the Loan or with the execution, delivery, performance, validity or enforceability of this
Amendment  or  any  other  Second  Transaction  Document.    This
Amendment and each other Second Transaction Document have been duly executed and delivered on behalf of the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

     8. Force and Effect. As hereby amended, each of the Transaction Documents remains in full force and effect.


Chapeau, Inc.
December 2, 2002
Page 3



     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of December 2, 2002.


                              CHAPEAU, INC.



                              By: /s/ Guy A. Archbold
                                  Authorized Officer



                              CALIM PRIVATE EQUITY, LLC



                              By: /s/ Patrick W. M. Imeson
                                  Managing Director

                           EXHIBIT 2


                        Form of Allonge
                   ALLONGE TO PROMISSORY NOTE

Aspen, Colorado
December 2, 2002

     PURSUANT TO an Amendment to a letter agreement dated December 2, 2002 (the "Amendment"), Chapeau, Inc., a Utah corporation (the "Company") has adopted this Allonge to reflect the increase in the principal amount borrowed or to be borrowed by the Company under, as well as the name of the holder of, the promissory note (the "Note") attached hereto. This Allonge and the attached Note constitute collectively one and a singular instrument, and one shall not be negotiated, transferred or conveyed without the other; and the Lender (as defined in the Amendment) shall not effect any transfer or replacement of the Note without attachment of this Allonge. Unless otherwise defined or the context otherwise requires, capitalized terms used in this Allonge shall have the meanings assigned them in the Agreement and the Amendment.

     1. Definition of Payee. The Payee, as defined in the Note, is by assignment (i) with respect to $500,000 principal amount, Calim Venture Partners II, LLC, a Delaware limited liability company ("CVPII"), and (ii) with respect to $300,000 principal amount, MFPI Partners, LLC, a Delaware limited liability company ("MFPI"). CVPII and MFPI shall share pari passu in proportion to the respective principal amounts indicated above in the Note and the rights, titles and interests of Calim and the Lender in and to the Agreement, the Security Agreement, the other Transaction Documents and the Second Transaction Documents.

     2. Aggregate Principal Amount. The aggregate principal amount of the Note is hereby increased from $500,000 to $800,000; and each place in the Note where the figure $500,000 appears, such shall hereafter be $800,000.

     IN WITNESS OF THE ABOVE, the Company has caused this
Allonge to be executed as of the date shown above.


CHAPEAU, INC.


                              By: /s/ Guy A. Archbold .
                                   Authorized Officer

  EXHIBIT 7(a)


                           Exceptions


     The Company has received a collection notice dated September
11, 2002 regarding a past due account with Silver State Forklift
SVC in the approximate amount of $4,569.

                     STOCK OPTION AGREEMENT


                         by and between

                          CHAPEAU, INC.


                               and

                      MFPI  PARTNERS,  LLC






                  Dated as of December 2, 2002


                     STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of February 13, 2003 by and between CHAPEAU, INC., a Utah corporation (the "Company"), and MFPI Partners, LLC, a Delaware limited liability company (the "Optionee").

                            RECITALS

     WHEREAS, the Optionee (as assignee of Calim Private Equity,
LLC) and the Company are parties to an amended Letter Loan
Agreement dated as of the date hereof (the "Amendment"), pursuant to which the Optionee has agreed to make the Company a loan on the terms and conditions described therein; and

     WHEREAS, as a condition of its agreement to enter into the Loan Agreement the Optionee has required the Company to issue to it stock options on the basis specified herein; and

     WHEREAS, the Company and the Optionee each desire to agree upon the following terms and conditions for the grant to the Optionee of an option to acquire an amount of the Company's Common Stock, par value US $0.001 each (the "Common Stock"),

     NOW, THEREFORE, in consideration of the foregoing and the mutual terms and provisions contained herein, the parties hereto agree as follows:

     1.   Definitions.

     Unless otherwise defined or the context otherwise requires, capitalized terms used in this Agreement shall have the meanings assigned them in the Amendment and the therein defined Loan
Agreement.

     2.   Grant of Option.

     The Company hereby grants to the Optionee, on the terms and conditions hereinafter provided, (the "Option") to purchase up to 300,000 shares (each a "Share") of Common Stock (the "Option Stock"), subject to adjustment pursuant to Section 13 below.

     3.   Purchase Price.

     The purchase price for the Option Stock is US $0.10 per Share, subject to adjustment pursuant to Section 13 below (the "Exercise Price"), which the Board of Directors of the Company (the "Board") has determined is a fair price for the Option Stock on the date hereof, taking into account all circumstances, including without limitation the Optionee's agreement to make the Loan on the conditions specified in the Loan Agreement.

     4.   Option Term.

     The Option shall be exercisable at any time during the period commencing on the date of this Agreement and ending on the day immediately preceding the fifth anniversary date of this Agreement (the "Option Period"). Following the end of the Option Period, the Option will terminate without further act or deed, subject to earlier termination as provided in this Agreement.

     5.   Transferability.

     (a) This Agreement, and any rights hereunder, may not be assigned or transferred by the Optionee except as provided herein and in accordance with and subject to the provisions of the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "1933 Act"). Any purported assignment or transfer made other than in accordance with this Section 5 shall be null and void and of no force and effect.

     (b) An assignment or transfer of this Agreement, and any rights hereunder (each a "Transfer") may be made only upon receipt by the Company of (i) notice of the proposed Transfer and
(ii) if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company that (A) the transferee is a person to whom this Agreement may be Transferred without registration under the Act and (B) such Transfer will not violate any applicable law or governmental rule or regulation, including without limitation the Act and any other applicable federal or state securities law.

     (c) Any Transfer permitted hereunder shall be made by surrender of this Agreement to the Company at its principal office with an assignment form duly executed and funds sufficient to pay any applicable transfer tax. In such event the Company shall, without charge, execute and deliver a new Agreement in the name of the transferee named in such assignment in the amount so Transferred, and this Agreement shall be promptly canceled; provided that in the event that the Optionee shall Transfer this Agreement and the Option in part, a new Agreement evidencing the portion of the Option remaining and not so Transferred shall be issued in the name of the Optionee.

     6.   Exercise of Option.

     (a) The Option shall be exercisable, in whole or in part, by surrender of this Agreement to the Company at its principal office, together with written notice, delivered in person or by certified mail to the Secretary of the Company, which shall:

          (i) state the election to exercise the Option, the number of Shares in respect of which it is being exercised and the address and tax identification number of the Optionee; and

          (ii) be signed by the Optionee, or if the Option is being exercised by any person or persons other than the Optionee in compliance with Section 5 above, be signed by the permitted transferee.

     (b) The Optionee shall, together with the notice required by (a) above, tender, in cash or by certified or bank cashier's check, payment in full to the Company at its office of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised.

     (c) The Company shall cause Shares to be delivered to or at the direction of the Optionee as soon as practicable following payment by the Optionee.

     (d) In the event that the Optionee shall exercise the Option in part, a new Agreement evidencing the portion of the Option remaining and not so exercised shall be issued in the name of the Optionee.

     7.   Optionee's Rights as Shareholder.

     The Optionee shall have no rights as a shareholder with respect to any Option Stock until the date of the exercise of the Option and the delivery of the Shares.

     8.   Acquisition for Own Account.

     The Optionee hereby represents and warrants to the Company that the Option Stock to be issued and delivered to the Optionee pursuant to this Agreement shall be acquired by the Optionee for investment for the Optionee's own account and not with a view to, or for, sale or other distribution thereof, and that the Optionee has no present intention to sell or otherwise distribute any Option Stock to be issued or delivered to the Optionee pursuant to this Agreement, except in a manner which will not violate the provisions of any applicable federal or state securities laws, rules or regulations.

     9.   Benefits of Agreement.

     This Agreement shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to or for the benefit of the Company under this Agreement shall be binding upon the Optionee's successors and permitted assigns.

     10.  Company's Obligations.

     The Company shall (i) at all times during the term of the Option maintain or otherwise reserve and keep available, or cause the Company to so reserve and keep available, such number of Shares as will be sufficient to satisfy the requirements of this Agreement; (ii) pay all original issue and transfer taxes with respect to the issue and transfer to the Optionee of Option Stock pursuant to the Option and all other fees and expenses necessarily incurred by the Company in connection therewith; and
(iii) from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

     11.  Extension and Renewal of Options.

     The Board may extend or renew the Option beyond the Option
Period as specified in this Agreement, or accept the surrender of the Option (to the extent not theretofore exercised).

     12.  No Obligation to Exercise Options.

     The granting of the Option shall impose no obligation upon the Optionee to exercise the Option.

     13.  Adjustments to Shares.   (a)  If outstanding shares of
Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Common Stock purchasable upon the exercise of the Option shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of the Option immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment. (b) When any adjustment is required to be made in the number of shares of Common Stock purchasable hereunder or the Exercise Price pursuant to this Section 13, the Company shall promptly provide the Optionee with a certificate setting forth (i) a brief statement of the facts requiring such adjustment; (ii) the Exercise Price after such adjustment; and (iii) the kind and amount of stock or other securities or property into which the Option shall be exercisable after such adjustment.
     (c) The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms or provisions of this Agreement, but shall at all times in good faith assist in carrying out all the provisions of this Section 13 and in taking all such actions as may be necessary or appropriate to protect the Optionee's rights under this Section 13 against impairment.
14. Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement and, in the case of less, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Agreement if mutilated, the Company will make and deliver a new Agreement identical in tenor
and date in lieu of this Agreement.          15.  Construction.

     This Agreement shall be construed in accordance with, and shall be governed by, the laws of the State of Delaware, except to the extent that the laws of the State of Utah might govern the corporate affairs of the Company.

     16.  Waiver.

     No waiver by any party hereto of any breach of any covenant, condition or agreement hereof on the part of the parties hereto to be kept and performed shall be considered to constitute a waiver of any other covenant, condition or provision, or of any subsequent breach thereof.

     17.  Severability.

     In the event any court of competent jurisdiction shall declare any portion of this Agreement to be invalid, the remainder of this Agreement shall not be invalidated thereby, but shall remain in full force and effect.

     18.  Notices.

     Unless otherwise provided in this Agreement, no notice, consent, approval waiver or other communication which may be or is required or permitted to be given under this Agreement shall be effective unless given in accordance with Section 16 of the Loan Agreement, with the name "MFPI Partners, LLC" substituted for that of "Calim Private Equity, LLC" therein.

     19.  Gender and Number.

     Whenever the context thereof requires, references in this Agreement to the singular number shall include the plural and vice versa, and words denoting gender shall be construed to include the masculine, feminine and neuter.

     20.  Amendment.

     All subsequent changes and modifications to this Agreement, to be valid, shall be by written instrument executed by the Company and the Optionee, except as otherwise specifically set forth herein.




          [Remainder of Page Intentionally Left Blank]





     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the day and year first above written.


                              CHAPEAU, INC.

                              By: /s/  Guy A. Archbold
                                       Authorized Officer




                              MFPI PARTNERS, LLC

                              By: /s/ Patrick W. M. Imeson

                                      Managing Director